SUPPLEMENT DATED JANUARY 31, 2003
                                     TO THE
                       PROSPECTUS DATED DECEMBER 30, 2002
                                       FOR
                       JACKSON NATIONAL SEPARATE ACCOUNT I


The following changes apply to the prospectus listed above, as specified:

Footnote 10 of the Fee Table in the prospectus should be deleted in its entirety and replaced with the following:

         The current charge for the GMWB is .35%, and currently there is an increase in the charge to .55% when you elect a "step-up." We reserve the right to prospectively increase the charge on new issues, upon election of the benefit after issue or upon any election of any "step-up" subject to a maximum charge of .70%.

The section entitled "Guaranteed Minimum Withdrawal Benefit Charge" should be deleted in its entirety and replaced with the following:

         GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If you select the Guaranteed Minimum Withdrawal Benefit, you will pay .35% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This charge will increase to .55% upon the first election of a "step-up." We reserve the right to prospectively increase the charge on new issues, upon election of the benefit after issue or upon any election of any "step-up" subject to a maximum charge of .70%. The "step-up" is explained on page 36 below. We stop deducting this charge upon the earliest of either the date you annuitize or if your contract value falls to zero.



 (To be used with VC4224 Rev. 01/03.)

                                                                     V5688 01/03